UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 17, 2018

THE FIRST BANCORP, INC.
(Exact name of Registrant as specified in charter)

MAINE
(State or other jurisdiction of incorporation)

0-26589	01-0404322
(Commission file number)	(IRS employer identification no.)

Main Street, Damariscotta, Maine	04543
(Address of principal executive offices)	(Zip Code)

(207) 563-3195
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is
intended to simultaneously satisfy the filing obligations
of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Condition	Page 1
Item 9.01 Financial Statements and Exhibits	Page 1
Signatures	Page 2
Exhibit Index	Page 3

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

On October 17, 2018, the Registrant issued the press release filed herewith as Exhibit 99.1 with information regarding the results of operations and financial condition of The First Bancorp, Inc. for the quarter ended September 30, 2018.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.
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The following Exhibits are being furnished herewith:

99.1 Registrant's Press Release dated October 17, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST BANCORP, INC.

By: /s/ Richard M. Elder

Richard M. Elder
Executive Vice President & Chief Financial Officer

Dated: October 17, 2018

Exhibit Index

Exhibit Number    Description of Exhibit

99.1        Registrant's Press Release dated October 17, 2018.